Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.65%
Commodity Chemicals–1.63%
LG Chem Ltd. (South Korea)	15,931	$4,461,289
Diversified Metals & Mining–3.03%
Glencore PLC (Switzerland)	1,598,181	4,685,041
Turquoise Hill Resources Ltd. (Mongolia)(b)	5,664,399	3,584,431
		8,269,472
Integrated Oil & Gas–38.33%
BP PLC, ADR (United Kingdom)	465,334	16,812,517
Chevron Corp.	144,907	15,525,336
Exxon Mobil Corp.	185,682	11,534,566
Galp Energia SGPS S.A. (Portugal)	367,279	5,552,561
Occidental Petroleum Corp.	290,288	11,530,239
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	285,079	14,866,870
Suncor Energy, Inc. (Canada)	572,954	17,512,460
TOTAL S.A. (France)	233,786	11,392,554
		104,727,103
Oil & Gas Drilling–3.46%
Helmerich & Payne, Inc.	201,025	8,151,564
Valaris PLC	257,642	1,316,550
		9,468,114
Oil & Gas Equipment & Services–11.45%
Baker Hughes Co., Class A	360,654	7,811,766
Core Laboratories N.V.	69,673	2,447,612
Halliburton Co.	485,299	10,584,371
Oceaneering International, Inc.(b)	263,498	3,270,010
Superior Energy Services, Inc.(b)	110,554	579,303
Tenaris S.A., ADR (Luxembourg)	315,238	6,522,274
Tidewater, Inc., Series A, Wts., expiring 07/31/2023(b)	24,724	31,647
Tidewater, Inc., Series B, Wts., expiring 07/31/2023(b)	26,728	33,410
		31,280,393
Oil & Gas Exploration & Production–31.78%
Cabot Oil & Gas Corp.	555,873	7,832,251
Shares		Value
Oil & Gas Exploration & Production–(continued)
Canadian Natural Resources Ltd. (Canada)	613,392	$17,251,361
Cobalt International Energy, Inc.(b)(c)	526,022	0
Concho Resources, Inc.	72,370	5,484,199
Devon Energy Corp.	365,664	7,942,222
Hess Corp.	182,928	10,348,237
Laredo Petroleum, Inc.(b)	762,749	1,311,928
Matador Resources Co.(b)	228,985	3,359,210
Noble Energy, Inc.	772,260	15,267,580
PrairieSky Royalty Ltd. (Canada)	1,194,597	13,097,780
Range Resources Corp.	1,648,630	4,945,890
		86,840,658
Oil & Gas Refining & Marketing–2.81%
Phillips 66	83,989	7,674,075
Oil & Gas Storage & Transportation–3.18%
Plains All American Pipeline L.P.	404,690	6,738,089
Western Midstream Partners L.P.	117,624	1,947,853
		8,685,942
Specialty Chemicals–3.98%
Albemarle Corp.	135,599	10,885,888
Total Common Stocks & Other Equity Interests (Cost $536,584,972)		272,292,934
Money Market Funds–0.53%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(d)	506,466	506,466
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(d)	361,611	361,756
Invesco Treasury Portfolio, Institutional Class, 1.47%(d)	578,818	578,818
Total Money Market Funds (Cost $1,447,040)		1,447,040
TOTAL INVESTMENTS IN SECURITIES–100.18% (Cost $538,032,012)		273,739,974
OTHER ASSETS LESS LIABILITIES—(0.18)%		(493,263)
NET ASSETS–100.00%		$273,246,711

Investment Abbreviations:
ADR	– American Depositary Receipt
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 1.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$246,201,489	$26,091,445	$0	$272,292,934
Money Market Funds	1,447,040	—	—	1,447,040
Total Investments	$247,648,529	$26,091,445	$0	$273,739,974
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Energy Fund